UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2011
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	001-32548 (Commission	52-2141938 (IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)   On April 18, 2011, Dr. Kenneth A. Pickar resigned as a Class I director of NeuStar, Inc. (the “Company”), effective immediately prior to the Company’s 2011 Annual Meeting of Stockholders on June 22, 2011. Dr. Pickar served on the Compensation Committee and the Neutrality Committee. Dr. Pickar’s resignation was not a result of a disagreement with the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2011	NEUSTAR, INC.

	By:	/s/ Lisa A. Hook Name: Lisa A. Hook
Title: President and Chief Executive Officer